CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, James A. Bowen, President, Chairman and Chief Executive Officer of First Defined Portfolio Fund, LLC (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:    SEPTEMBER 4, 2003        /S/ JAMES A. BOWEN
     ----------------------       -------------------------------------------
                                  James A. Bowen, President, Chairman & Chief
                                  Executive Officer
                                  (principal executive officer)



I, Mark R. Bradley, Treasurer, Controller, Chief Financial Officer and Chief Accounting Officer of First Defined Portfolio Fund, LLC (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:    SEPTEMBER 4, 2003        /S/ MARK R. BRADLEY
     ----------------------       -------------------------------------------
                                  Mark R. Bradley, Treasurer, Controller, Chief
                                  Financial Officer and Chief Accounting Officer
                                  (principal financial officer)